Exhibit 99.1

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Bankers Healthcare Group LLC (the “Company”)

Credit Suisse Securities (USA) LLC

(together, the “Specified Parties”)

Re: BHG Securitization Trust 2022-A – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “01 AUP Tape 12032021.xlsx” provided by the Company on December 6, 2021, containing information on 2,949 small business loans and unsecured consumer loans (the “Loans”) as of December 3, 2021 (the “Data File”), which we were informed are intended to be included as collateral in the offering by BHG Securitization Trust 2022-A. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•

The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•

The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

•	The term “Loan Documents” means the following information sources provided by the Company:

•	Loan Agreement

•	Promissory Note

The Loan Documents were represented by the Company to be either the original Loan Documents, a copy of the original Loan Documents, and/or electronic records contained within the Company’s servicing systems. We make no representation regarding the validity or accuracy of these documents or the execution of the Loan Documents by the borrower.

•

The term “Company’s Asset System” means an electronic data file entitled “2022-A Asset System File_12.14.xlsx” provided by the Company on December 14, 2021, containing ApplicationNum, APR, FundDate, FICO, RiskGrade, UseOfFunds, Balance, TermRemaining, DTI, Industry, UCCFlag, RepeatBorrower, Specialty, yearsinindustry, YearsLicensed, Income, AcquisitionChannel, Lockout, RunDate, BusinessStructureType, DelinquencyStatus, and Deferral for the Selected Loans (defined below) from the Company’s asset system of record.

•	The term “Sources” means the Loan Documents and the Company’s Asset System.

Prior to being provided the Data File, we received one or more earlier versions of the data file on which to perform our procedures. In performing those procedures, we identified differences which were communicated to the Specified Parties. The Data File represents the revised information reflecting resolution of differences communicated as determined appropriate by the Specified Parties. We performed the procedures on the Data File, and the results of those procedures are reflected herein.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.

We randomly selected a sample of 60 Loans from the Data File with an entry of “BS” in the CollateralFlag field, and 90 Loans with an entry of “WH” in the CollateralFlag field (together, the “Selected Loans”). A listing of the Selected Loans is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Loans we were instructed to randomly select from the Data File.

B.

For each Selected Loan, we compared or recomputed the specified attributes in the Data File listed below to or using the corresponding information included in the Sources, as applicable. The Specified Parties indicated that the absence of any of the information in the Sources or the inability to agree the indicated information from the Data File to the Sources for each of the attributes identified constituted an exception. The Sources are listed in the order of priority.

Attribute	Sources

ApplicationNum	Loan Agreement, Promissory Note, Company’s Asset System

LoanType	Loan Agreement, Promissory Note

TotalFinanceAmount	Loan Agreement, Promissory Note

Term	Loan Agreement, Promissory Note

Rate	Loan Agreement, Promissory Note

Payment	Loan Agreement, Promissory Note

FirstPaymentDate	Loan Agreement, Promissory Note

MaturedDate	Loan Agreement, Promissory Note, Company’s Asset System

Risk Grade	Company’s Asset System

DTI	Loan Agreement, Promissory Note, Company’s Asset System

Attribute	Sources

UseOfFunds	Loan Agreement, Promissory Note, Company’s Asset System

GuarantorStateCode	Loan Agreement, Promissory Note

Income	Loan Agreement, Promissory Note, Company’s Asset System

FICO	Loan Agreement, Promissory Note, Company’s Asset System

APR	Loan Agreement, Promissory Note, Company’s Asset System

YearsLicensed	Company’s Asset System

yearsinindustry	Company’s Asset System

BusinessStructureType	Company’s Asset System

Industry	Company’s Asset System

Specialty	Loan Agreement, Promissory Note, Company’s Asset System

AcquisitionChannel	Company’s Asset System

DelinquencyStatus	Company’s Asset System

Balance	Company’s Asset System

UCCFlag	Company’s Asset System

Lockout	Loan Agreement, Promissory Note, Company’s Asset System

RepeatBorrower	Company’s Asset System

Deferral	Company’s Asset System

FundDate	Company’s Asset System

TermRemaining	Company’s Asset System

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Sources, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Loans, (iii) the reliability or accuracy of the Sources which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Loans being securitized, (iii) the compliance of the originator of the Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Loans that would be material to the likelihood that the issuer of the notes will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California

January 13, 2022

Exhibit A

The Selected Loans

Selected Loan Number	Loan Application Number	Selected Loan Number	Loan Application Number	Selected Loan Number	Loan Application Number
1	***831	31	***299	61	***777
2	***124	32	***912	62	***776
3	***648	33	***548	63	***645
4	***927	34	***002	64	***253
5	***433	35	***355	65	***035
6	***335	36	***131	66	***547
7	***480	37	***020	67	***022
8	***973	38	***000	68	***839
9	***725	39	***175	69	***183
10	***989	40	***850	70	***778
11	***209	41	***066	71	***840
12	***879	42	***182	72	***725
13	***819	43	***842	73	***955
14	***139	44	***380	74	***307
15	***151	45	***993	75	***893
16	***978	46	***296	76	***513
17	***927	47	***843	77	***621
18	***771	48	***816	78	***019
19	***969	49	***532	79	***656
20	***180	50	***783	80	***070
21	***050	51	***600	81	***372
22	***897	52	***295	82	***073
23	***925	53	***278	83	***361
24	***974	54	***002	84	***409
25	***686	55	***231	85	***312
26	***275	56	***733	86	***470
27	***967	57	***720	87	***346
28	***182	58	***263	88	***957
29	***694	59	***623	89	***072
30	***393	60	***362	90	***292

A-1

Selected Loan Number	Loan Application Number	Selected Loan Number	Loan Application Number
91	***602	121	***127
92	***297	122	***330
93	***415	123	***236
94	***465	124	***383
95	***864	125	***132
96	***381	126	***753
97	***523	127	***874
98	***112	128	***343
99	***628	129	***394
100	***120	130	***723
101	***917	131	***441
102	***747	132	***558
103	***664	133	***482
104	***034	134	***626
105	***091	135	***088
106	***922	136	***261
107	***313	137	***515
108	***820	138	***441
109	***761	139	***087
110	***380	140	***250
111	***168	141	***394
112	***063	142	***824
113	***335	143	***860
114	***097	144	***930
115	***174	145	***779
116	***793	146	***130
117	***127	147	***117
118	***455	148	***312
119	***801	149	***573
120	***414	150	***416

A-2